Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (as defined below) (this “Amendment”) is dated as of August 4, 2020, by and among CORECIVIC, INC., a Maryland corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors”), the Lenders party hereto pursuant to an authorization in form and substance attached hereto as Exhibit A (each such authorization, a “Lender Authorization and Consent”), and CITIZENS BANK, N.A., as successor to Bank of America, N.A., a national banking association, as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement (as defined below).

STATEMENT OF PURPOSE:

The Borrower, certain financial institutions (the “Lenders”) and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of April 17, 2018 (as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Subject to the terms and conditions set forth herein, Administrative Agent, the Lenders party hereto and the Borrower each agree to amend the Credit Agreement as more particularly set forth herein.

AGREEMENTS:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Amendments to Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein, and effective on and after the Amendment Effective Date, the Credit Agreement shall be and is hereby amended as follows:

(a) Amendment to Section 6.1(z) (REIT Status). Section 6.1(z) of the Credit Agreement is hereby amended by replacing the reference therein to “The Borrower qualifies as a REIT and is in compliance” with “At all times that the Borrower is taxed as a REIT, the Borrower will comply”.

(b) Amendment to Section 8.18 (REIT Status). Section 8.18 of the Credit Agreement is hereby amended by replacing the reference therein to “The Borrower shall at all times” with “At all times that the Borrower is taxed as a REIT, the Borrower shall”.

(c) Amendment to Section 10.5(E) (Restricted Payments). Section 10.5(E) of the Credit Agreement is hereby amended by adding the following to the beginning of such Section 10.5(E): “as long as the Borrower is taxed as a REIT,”.

(d) Amendment to Section 10.5(F) (Restricted Payments). Section 10.5(F) of the Credit Agreement is hereby amended by adding the following to the beginning of such Section 10.5(F): “as long as the Borrower is taxed as a REIT,”.

(e) Addition of New Section 10.5(G) (Restricted Payments). (i) Section 10.5(F) of the Credit Agreement is hereby amended by deleting “and” at the end of such Section 10.5(F), (ii) Section 10.5(G) of the Credit Agreement is hereby relettered as Section 10.5(H), and (iii) the following new Section 10.5(G) is added to Section 10.5 immediately following Section 10.5(F):

(G) as long as the Borrower is not taxed as a REIT, during any time in which no Event of Default exists, the Borrower may declare and make Restricted Payments (excluding Restricted Payments otherwise permitted under this Section 10.5) in an aggregate amount equal to the greater of (i) $50,000,000 during any period of four consecutive fiscal quarters, and (ii) the greatest amount of Restricted Payments that, after giving pro forma effect thereto, would not cause the Consolidated Secured Leverage Ratio for the most recently ended period of four (4) consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 7.1 to exceed 1.50 to 1.00 (it being understood that this Section 10.5(G) is a limitation on Restricted Payments on a prospective basis only and that no Default or Event of Default shall occur under this Section 10.5(G) retroactively); and

(f) Amendment to Relettered Section 10.5(H) (Restricted Payments). Relettered Section 10.5(H) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(H) (i) as long as the Borrower is taxed as a REIT, during any time after the Obligations shall have been accelerated or after an Event of Default pursuant to Section 11.1(a), (b), (i) or (j) has occurred and is continuing, the Borrower shall not, nor shall it permit any of its Subsidiaries to, make any Restricted Payments to any Person other than to the Borrower or any Subsidiary that is a Credit Party and (ii) for the avoidance of doubt, as long as the Borrower is not taxed as a REIT, during any time that an Event of Default exists, the Borrower shall not, nor shall it permit any of its Subsidiaries to, declare or make any Restricted Payment to any Person other than to the Borrower or any Subsidiary that is a Credit Party.

3. Conditions to Effectiveness. This Amendment shall be deemed to be effective as of the date hereof (the “Amendment Effective Date”) upon the satisfaction of each of the following conditions:

(a) Executed Documents. The Administrative Agent shall have received (i) counterparts of this Amendment executed by the Administrative Agent, the Borrower and the Subsidiary Guarantors and (ii) Lender Authorization and Consents executed by the Required Lenders.

(b) Term Loan Credit Agreement Amendment. Concurrently, or substantially concurrently, an amendment to that certain Term Loan Credit Agreement, dated as of December 18, 2019, by and among the Borrower, Nomura Corporate Funding Americas, LLC, as administrative agent, and the lenders party thereto shall have become effective, which amendment shall relate to such corresponding matters contemplated in this Amendment.

(c) Board Approval of Borrower C Corporation Conversion. The Borrower’s Board of Directors shall have approved the conversion of the Borrower from a REIT to a C corporation.

(d) Fees and Expenses.

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(i) The Borrower shall have paid to the Administrative Agent, for itself and the account of each Lender that consents to this Amendment on or prior to June 11, 2020, such fees owed to such Lenders as shall have been agreed to in writing among the parties.

(ii) The Borrower shall have paid to Citizens Bank, N.A., for its account, such as fees as shall have been agreed to in writing among the parties.

(iii) The Administrative Agent shall have been paid or reimbursed for all reasonable out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of McGuireWoods LLP, counsel to the Administrative Agent, that have been invoiced as of the Amendment Effective Date.

4. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any other waiver, amendment, modification or change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. This Amendment is a Loan Document and references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5. Representations and Warranties. By their execution hereof, each of the Borrower and each Subsidiary Guarantor hereby certifies, represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to this Amendment:

(a) the representations and warranties of the Borrower and each other Credit Party contained in Article VI of the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects, and the representations and warranties of the Borrower and each other Credit Party contained in Article VI of the Credit Agreement and each other Loan Document that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects, in each case, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) no Default or Event of Default has occurred or is continuing;

(c) it has the right, power and authority and has taken all necessary corporate, limited liability company or other action to authorize the execution and delivery of this Amendment and each of the other documents executed in connection herewith to which it is a party and the performance of its obligations thereunder in accordance with their respective terms, and to authorize the transactions contemplated hereby; and

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(d) this Amendment and each other document executed in connection herewith have been duly executed and delivered by duly authorized officers of the Borrower and each of the Subsidiary Guarantors party thereto, and each such document constitutes the legal, valid and binding obligation of the Borrower or such Subsidiary Guarantor, as the case may be, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect that affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

6. Reaffirmations. Taking into account the amendments of the Credit Agreement effected by this Amendment, each Credit Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York without reference to the conflicts or choice of law principles thereof, other than such principles that are stated in Section 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or any document or instrument delivered in connection herewith by facsimile or in electronic (i.e. “pdf” or “tif”) form shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

CORECIVIC, INC.

By:	/s/ David M. Garfinkle
	Name:	David M. Garfinkle
	Title:	Executive Vice President and Chief Financial Officer

First Amendment to Second Amended and Restated Credit Agreement

CoreCivic, Inc.

Signature Page

SUBSIDIARY GUARANTORS:
CORECIVIC, LLC
CORRECTIONAL MANAGEMENT, INC.
AVALON CORRECTIONAL SERVICES, INC.
ACS CORRECTIONS OF TEXAS, L.L.C.
AVALON CORPUS CHRISTI TRANSITIONAL CENTER, LLC
AVALON TULSA, L.L.C.
CARVER TRANSITIONAL CENTER, L.L.C.
EP HORIZON MANAGEMENT, LLC
FORT WORTH TRANSITIONAL CENTER, L.L.C.
SOUTHERN CORRECTIONS SYSTEMS OF WYOMING, L.L.C.
TURLEY RESIDENTIAL CENTER, L.L.C.
AVALON TRANSITIONAL CENTER DALLAS, LLC
CORECIVIC TRS, LLC
CCA SOUTH TEXAS, LLC
CCA HEALTH SERVICES, LLC
CCA INTERNATIONAL, LLC
CORRECTIONAL ALTERNATIVES, LLC
PRISON REALTY MANAGEMENT, LLC
TECHNICAL AND BUSINESS INSTITUTE OF AMERICA, LLC
TRANSCOR AMERICA, LLC
CORECIVIC OF TENNESSEE, LLC
CORECIVIC GOVERNMENT SOLUTIONS, LLC
CORECIVIC OF TALLAHASSEE, LLC
GREEN LEVEL REALTY LLC
NATIONAL OFFENDER MANAGEMENT SYSTEMS, LLC
ROCKY MOUNTAIN OFFENDER MANAGEMENT SYSTEMS, LLC
TIME TO CHANGE, INC.
ALEX CITY SSA, LLC
CAMPBELLSVILLE SSA, LLC
BG INS, LLC
BG SSA, LLC

By:	/s/ David M. Garfinkle
Name:	David M. Garfinkle
Title:	Executive Vice President and Chief Financial Officer

RECOVERY MONITORING SOLUTIONS CORPORATION

By:	/s/ David M. Garfinkle
Name:	David M. Garfinkle
Title:	Executive Vice President

First Amendment to Second Amended and Restated Credit Agreement

CoreCivic, Inc.

Signature Page

ADMINISTRATIVE AGENT:
CITIZENS BANK, N.A., as Administrative Agent at the direction of each Lender pursuant to an applicable Lender Authorization and Consent

By:	/s/ Tyler Stephens
	Name:	Tyler Stephens
	Title:	Vice President

First Amendment to Second Amended and Restated Credit Agreement

CoreCivic, Inc.

Signature Page

EXHIBIT A

Form of Lender Authorization and Consent

LENDER AUTHORIZATION AND CONSENT

CoreCivic, Inc.

First Amendment to Second Amended and Restated Credit Agreement

Citizens Bank, N.A., as Agent

28 State Street

Boston, MA 02109

Attention: Harriette M. Batson

Re:

First Amendment (the “Amendment”) to the Second Amended and Restated Credit Agreement dated as of April 17, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among CoreCivic, Inc. (the “Borrower”), the Lenders party thereto and Citizens Bank, N.A., as administrative agent (the “Administrative Agent”).

This authorization acknowledges our receipt and review of the execution copy of the Amendment in the form posted on the CoreCivic, Inc. SyndTrak workspace. By executing this authorization, we hereby (a) approve the Amendment, (b) authorize the Administrative Agent to execute and deliver the Amendment on our behalf using this authorization, which authorization will be held in escrow until all conditions precedent to the effectiveness of the Amendment are received pursuant to Section 3 of the Amendment, which will be, in any case, no later than September 15, 2020 and (c) acknowledge the Borrower will take actions in reliance on this authorization having been provided, and that once provided, this authorization may not be withdrawn. All capitalized undefined terms used in this authorization shall have the meanings assigned thereto in the Credit Agreement.

This authorization is binding upon the undersigned and its successors and assigns (including participants). The undersigned will notify any prospective successor or assignee of any of its rights or obligations under the Credit Agreement (including any participant) of the foregoing.

[Insert name of applicable financial institution]

By:
Name:
Title: